                        ANNUAL REPORT / DECEMBER 31 1999

                                AIM BALANCED FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]


                      ------------------------------------

                                TWO BLUE DANCERS

                       BY EDGAR DEGAS (1834-1917, FRENCH)

           IN EVERY ART FORM, WHETHER DANCE OR INVESTING, DISCIPLINE

              AND DEDICATION ARE PARAMOUNT FOR SUCCESSS. AT AIM WE

          CONTINUALLY STRIVE FOR EXCELLENCE BY ADHERING TO A UNIQUELY

                         DISCIPLINED INVESTMENT STYLE.

                      ------------------------------------

AIM Balanced Fund is for shareholders who seek a high total return consistent with preservation of capital by investing in a broadly diversified portfolio consisting of stocks and bonds.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Balanced Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Had fees and expenses not been waived in the past, returns for Class A shares would have been lower.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lipper Balanced Fund Index is a net asset value weighted index of the 30 largest funds within the balanced fund investment objective tracked by Lipper, Inc., an independent mutual fund performance monitor. It is calculated daily with adjustments for distributions as of the ex-dividend dates.
o The unmanaged Standard & Poor's Composite of 500 Stocks (S&P 500) is generally considered representative of the stock market.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                                AIM BALANCED FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   The fiscal year discussed in this report has reconfirmed our
   [PHOTO of       faith in two long-established principles of investing:
   Charles T.      portfolio diversification and long-term thinking. We could
     Bauer,        title this report "What a Difference a Year Makes."
  Chairman of          An investor surveying conditions when the fiscal year
  the Board of     opened on January 1, 1999, would have seen a market dominated
    THE FUND       by large-capitalization stocks and high-quality bonds,
 APPEARS HERE]     especially U.S. Treasuries. During 1998, two well-known
                   indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up 28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%. Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                   place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds -- Registered Trademark --.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------
                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.
                      ------------------------------------



                                AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND BENEFITS FROM ONGOING
TECHNOLOGY DOMINANCE

HOW DID AIM BALANCED FUND PERFORM DURING THE FISCAL YEAR?
Boosted by strong technology holdings, AIM Balanced Fund posted a robust 19.04% return for Class A shares, 18.08% for Class B shares, and 18.09% for Class C shares. These returns are computed at net asset value, that is, without the effect of sales charges. The fund handily outpaced the average balanced mutual fund, as measured by the Lipper Balanced Fund Index, which returned 8.98% during the same period.
    Fund flows remained strong during the fiscal year, with net assets under management growing to $3.18 billion on December 31.

WHAT WERE THE MAJOR TRENDS IN FINANCIAL MARKETS DURING 1999?
Although there were several prominent shifts in market sentiment during the fiscal year, the overriding theme for financial markets in 1999 was the dominance of the technology sector. During the first half of 1999, investors favored large-cap and cyclical stocks. Then the markets began to broaden into small- and mid-cap issues during the third quarter, while technology stocks continued to soar through year-end.
    Global equity markets ended 1999 at record levels. Every major index in the United States, as well as markets across Europe, Asia and Latin America, hit new highs at year-end. But in the midst of this prosperity we continued to struggle with a stealth bear market. At the end of 1999, a third of the New York Stock Exchange and over-the-counter stocks were off 20% or more from their previous 12-month highs.
    This past year has been a challenging period for bond investors. Throughout 1999, downward pressure on bond prices came from the U.S. economy's continued strong growth, improving global economies, rising long-term interest rates and inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds. The ensuing bond sell-off produced the worst calendar-year performance for bonds since 1994.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
The fund continued to maintain its target 60/40 allocation of stocks and bonds during the fiscal year. Although our fixed-income component detracted from fund performance, losses in this area were more than offset by the excellent gains on the equity side.
    We had significant exposure to the technology and communication services sectors, which remained very strong during the year, driven largely by the explosion in Internet and data communications traffic. At the end of 1999, these sectors, which accounted for more than 50% of total net assets, were the fund's largest sector allocations.
    Our international holdings, which composed 9% of the fund's total net assets at year end, enhanced performance on the renewed strength of global economies. A particularly strong performer was Nokia,


FUND VS. PEER GROUP

One-year cumulative returns, excluding sales charges

As of 12/31/99

BAR CHART
================================================================================
CLASS A SHARES                    19.04%

CLASS B SHARES                    18.08%

CLASS C SHARES                    18.09%

LIPPER BALANCED FUND INDEX         8.98%
================================================================================


GROWTH OF NET ASSESTS

In billions

BAR CHART
================================================================================
12/31/98         $2.33

12/31/99         $3.18
================================================================================


          See important fund and index disclosures inside front cover.

                                AIM BALANCED FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


the world's number one mobile phone maker. During the year, the company's stock rose from the low $60s per share to more than $175 at year-end.

    We also participated in several successful IPOs during the year. One notable example is Sycamore Networks, which markets optical networking products that enable telecommunications service providers to upgrade their existing fiber-optic networks. The company's stock opened around $180 per share in mid-October. By the end of the fiscal year, the stock had soared to approximately $330 per share.

DID YOU MAKE ANY CHANGES TO THE FUND'S PORTFOLIO DURING 1999?
Due to the rising interest rate environment in 1999, we elected to reduce the fund's holdings in financial stocks to approximately 10% of total net assets. When investors' inflation fears were at their peak, financial stocks bore the brunt of the market decline. The financial component of the S&P 500 finished with a return of only 3.97% for the year.
    Several ongoing concerns have created pressure on the profit margins of pharmaceutical companies and led us to decrease holdings in that area as well. Many market watchers predict that global pharmaceutical sales will slow from 1999's sales growth of nearly 10%. One reason for this slide is that there may be fewer new drugs with blockbuster potential in the 2000 lineup. At the same time, government debate over various plans to add prescription-drug benefits to Medicare will keep a spotlight on drug prices and make it more difficult for pharmaceutical companies to increase prices.
    We have used the proceeds from these reductions to increase our holdings in the technology sector, particularly in the wireless communications arena. A new addition to the fund's portfolio is Western Wireless, which provides cellular service under the Cellular One brand to more than 774,000 subscribers in rural areas in western U.S. states. During 1999, the company's stock more than doubled to finish the year above $65 a share.

WHAT IS YOUR OUTLOOK FOR 2000?
Given the market volatility that we've seen in 1999 and the uncertainty regarding interest rates in 2000, it's apparent that changes in market and economic conditions cannot be predicted and should always be expected. The best way to address these market risks, we believe, is through diversification. We encourage investors to stay the course in terms of balancing their portfolios with a variety of investment vehicles. AIM Balanced Fund has a distinct advantage in this arena. Unlike the majority of its peers, which invest only in large-cap stocks, the fund is well diversified across all market caps, so investors can benefit from the strong growth potential of stocks of all sizes. On the fixed-income side, further interest-rate increases may hamper bond performance in the near future. However, the fund's balanced allocation of stocks and bonds should continue to produce favorable relative returns by mitigating risk in any market environment.


PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

                                           TOP 10 FIXED-INCOME HOLDINGS

====================================================================================================================
TOP 10 EQUITY HOLDINGS                                ISSUER                               COUPON   % OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------
  1. Nokia Oyj-ADR (Finland)                    1.31%   1. U.S. Treasury Notes           5.63%-7.25%     6.43%
  2. InfoSpace.com, Inc.                        1.24    2. FNMA Notes                    6.50%-7.00%     1.16
  3. Lucent Technologies, Inc.                  1.21    3. VERITAS Software Corp.              1.86%     0.85
  4. Cisco Systems, Inc.                        1.14    4. Comverse Technology Corp.           4.50%     0.83
  5. EMC Corp.                                  1.06    5. U.S. Treasury Bond                  9.38%     0.71
  6. America Online, Inc.                       1.05    6. GNMA                                6.50%     0.56
  7. FreeMarkets, Inc.                          1.02    7. AT&T Corp.                          8.63%     0.41
  8. Univision Communications, Inc.             0.98    8. FHLMC                               6.50%     0.42
  9. Sun Microsystems, Inc.                     0.97    9. Niagara Mohawk Power Co.            7.75%     0.37
 10. Qwest Communications International, Inc.   0.90   10. Dow Capital B.V. (Netherlands)      9.20%     0.35

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================


TOP 10 FIXED-INCOME HOLDINGS
=====================================================
 TOP 10 INDUSTRIES
-----------------------------------------------------
   1. Computers (Software & Services)           7.04%
   2. Telephone                                 5.67
   3. Communications Equipment                  5.50
   4. Broadcasting (Television, Radio & Cable)  4.78
   5. Telecommunications (Long Distance)        4.25
   6. Electric Companies                        2.96
   7. Financial (Diversified)                   2.95
   8. Investment (Banking & Brokerage)          2.15
   9. Natural Gas                               2.14
  10. Telecommunications (Cellular/ Wireless)   2.12

The fund's portfolio is subject to change, and there
is no assurance that the fund will continue to hold
any particular security.
=====================================================

          See important fund and index disclosures inside front cover.


                                AIM BALANCED FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BALANCED FUND VS. BENCHMARK INDEXES

12/31/89-12/31/99

in thousands
MOUNTAIN CHART
===============================================================================
            AIM Balanced Fund    Lipper Balanced
             Class A Shares         Fund Index      S&P 500 Index
-------------------------------------------------------------------------------

12/89            $ 9,525           $  10,000          $  10,000
12/90              9,144            10,065.5           9,689.13
12/91             13,071            12,665.1           12,634.6
12/92             14,331            13,609.9           13,595.9
12/93             16,558            15,236.6           14,963.2
12/94             15,656            14,924.8           15,159.8
12/95             21,132            18,639.2           20,849.8
12/96             25,199              21,072           25,633.8
12/97             31,351            25,349.1           34,182.9
12/98             35,257            29,173.4           43,958.8
12/99            $41,971           $  31,792          $  53,205

Past performance cannot guarantee comparable future results.
===============================================================================
Source: Lipper, Inc.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

===============================================================================
CLASS A SHARES

 10 years                         15.42%

  5 years                         20.62

  1 year                          13.38*

 *19.04% excluding sales charges

CLASS B SHARES

Inception  (10/18/93)             14.66%

  5 years                         20.63

  1 year                          13.08**

**18.08% excluding CDSC

CLASS C SHARES

Inception (8/4/97)                14.29%

  1 year                          17.09***

***18.09% excluding CDSC

Source: Lipper, Inc.
===============================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these benchmarks over the period 12/31/89 to 12/31/99. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investments' return. In addition, it is worth noting that the S&P 500 represents stocks only; approximately 40% of AIM Balanced Fund's portfolio is invested in fixed-income securities. An index of funds such as the Lipper Balanced Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.


                                AIM BALANCED FUND

[PHOTO]

                         CHOOSE YOUR INVESTMENT PALETTE


No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.
    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.


GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.


                                    [PHOTO]


                                AIM BALANCED FUND

For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality, short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.

   International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.


GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

TYPES OF FUND DISTRIBUTIONS
INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:

o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.

o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.


(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.

(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                                AIM BALANCED FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-25.23%

AIRLINES-1.37%

Airplanes Pass Through
  Trust-Series D, Gtd. Sub.
  Bonds, 10.88%, 03/15/19         $    500,000   $      440,000
---------------------------------------------------------------
America West Airlines,
  Inc.,-Series C, Pass Through
  Ctfs., 6.86%, 07/02/04             4,581,363        4,481,352
---------------------------------------------------------------
American Airlines, Inc.-Series
  87-A, Equipment Trust Ctfs.,
  9.90%, 01/15/11                    2,955,000        3,271,510
---------------------------------------------------------------
AMR Corp., Deb., 10.00%,
  04/15/21                           4,300,000        4,878,049
---------------------------------------------------------------
Delta Air Lines, Inc.,
  Deb., 9.00%, 05/15/16              5,000,000        5,172,100
---------------------------------------------------------------
  Deb., 10.38%, 12/15/22             2,300,000        2,702,845
---------------------------------------------------------------
  Notes, 7.90%, 12/15/09
    (Acquired 12/07/99; Cost
    $5,958,360)(a)                   6,000,000        5,884,080
---------------------------------------------------------------
  Series B, Medium Term Notes,
    8.52%, 01/30/04                  2,000,000        2,054,980
---------------------------------------------------------------
  Series C, Medium Term Notes,
    6.65%, 03/15/04                  2,900,000        2,781,912
---------------------------------------------------------------
Northwest Airlines Inc.-Series
  971B, Pass Through Ctfs.,
  7.25%, 07/02/14                    4,471,394        4,044,041
---------------------------------------------------------------
United Air Lines, Inc.,
  Deb., 9.75%, 08/15/21              3,600,000        3,943,224
---------------------------------------------------------------
  Series 95A2, Pass Through
    Ctfs., 9.56%, 10/19/18           3,750,000        4,006,237
---------------------------------------------------------------
                                                     43,660,330
---------------------------------------------------------------

AUTOMOBILES-0.33%

DaimlerChrysler N.A. Holdings,
  Gtd. Notes, 7.20%, 09/01/09        5,950,000        5,853,372
---------------------------------------------------------------
General Motors Corp., Putable
  Deb., 8.80%, 03/01/21                400,000          440,096
---------------------------------------------------------------
Rocs Series CHR-1998-1,
  Collateral Trust, 6.50%,
  08/01/18                           4,814,270        4,283,040
---------------------------------------------------------------
                                                     10,576,508
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.20%

Bank One Corp.-Series A, Medium
  Term Sub. Notes, 6.00%,
  02/17/09                           4,750,000        4,218,047
---------------------------------------------------------------
Midland Bank PLC (United
  Kingdom), Yankee Sub. Notes,
  7.65%, 05/01/25                    2,105,000        2,099,990
---------------------------------------------------------------
                                                      6,318,037
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.68%

First Union Corp., Putable Sub.
  Deb., 7.50%, 04/15/35              5,700,000        5,690,025
---------------------------------------------------------------
Republic New York Corp.,
  Sub. Deb., 9.50%, 04/15/14         5,400,000        5,951,232
---------------------------------------------------------------
  Sub. Notes, 9.70%, 02/01/09        5,000,000        5,517,800
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

BANKS (MONEY CENTER)-(CONTINUED)

Santander Financial Issuances
  Ltd. (Cayman Islands), Unsec.
  Gtd. Yankee Sub. Notes, 7.25%,
  11/01/15                        $  5,000,000   $    4,626,300
---------------------------------------------------------------
                                                     21,785,357
---------------------------------------------------------------

BANKS (REGIONAL)-0.91%

Marshall & Ilsley Corp.-Series
  D, Medium Term Notes, 6.43%,
  10/15/02                           4,000,000        3,937,840
---------------------------------------------------------------
Mercantile Bancorp., Inc.,
  Unsec. Sub. Notes, 7.30%,
  06/15/07                           8,300,000        8,126,945
---------------------------------------------------------------
Riggs Capital Trust II-Series C,
  Gtd. Bonds, 8.88%, 03/15/27        9,550,000        8,711,348
---------------------------------------------------------------
US Bancorp, Sub. Deb., 7.50%,
  06/01/26                           8,400,000        8,314,068
---------------------------------------------------------------
                                                     29,090,201
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-1.98%

British Sky Broadcasting Group
  PLC (United Kingdom), Sr.
  Unsec. Gtd. Yankee Notes,
  8.20%, 07/15/09                   11,520,000       11,094,071
---------------------------------------------------------------
Clear Channel Communications,
  Inc., Conv. Unsec. Notes,
  1.50%, 12/01/02                   10,500,000       10,788,750
---------------------------------------------------------------
Comcast Cable Communications,
  Unsec. Notes, 8.50%, 05/01/27      3,400,000        3,609,848
---------------------------------------------------------------
Continental Cablevision, Inc.,
  Sr. Notes, 8.30%, 05/15/06         8,350,000        8,662,540
---------------------------------------------------------------
Cox Communications, Inc., Unsec.
  Notes, 7.75%, 08/15/06             6,300,000        6,347,187
---------------------------------------------------------------
CSC Holdings Inc.,
  Sr. Unsec. Deb., 7.63%,
    07/15/18                         7,100,000        6,626,430
---------------------------------------------------------------
  Sr. Unsec. Deb., 7.88%,
    02/15/18                         1,420,000        1,358,883
---------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%,
    12/15/07                         5,545,000        5,470,420
---------------------------------------------------------------
Lenfest Communications, Inc.,
  Sr. Unsec. Sub. Notes, 8.25%,
  02/15/08                           2,300,000        2,311,500
---------------------------------------------------------------
TCI Communications, Inc., Sr.
  Notes, 8.00%, 08/01/05             6,500,000        6,697,925
---------------------------------------------------------------
                                                     62,967,554
---------------------------------------------------------------

CHEMICALS-0.40%

Airgas, Inc., Medium Term Notes,
  7.14%, 03/08/04                    6,700,000        6,317,028
---------------------------------------------------------------
Union Carbide Corp., Deb.,
  6.79%, 06/01/25                    6,750,000        6,476,760
---------------------------------------------------------------
                                                     12,793,788
---------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.18%

Equistar Chemical, L.P., Sr.
  Unsec. Notes, 8.50%, 02/15/04      5,750,000        5,721,946
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.83%

Comverse Technology, Inc., Conv.
  Unsec. Sub. Deb., 4.50%,
  07/01/05                           7,700,000       26,266,625
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

COMPUTERS (HARDWARE)-0.31%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%,
  05/01/03 (Acquired
  04/17/98-07/12/99; Cost
  $11,901,350)(a)                 $ 12,670,000   $    9,882,600
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.85%

VERITAS Software Corp., Conv.
  Unsec. Disc. Notes, 1.86%,
  08/13/06(b)                       10,000,000       26,962,500
---------------------------------------------------------------

CONSUMER FINANCE-1.36%

Capital One Financial Corp.,
  Unsec. Notes, 7.25%, 05/01/06      3,890,000        3,674,533
---------------------------------------------------------------
CitiFinancial Credit Co.,
  Putable Notes,
  6.63%, 06/01/15                    2,000,000        1,979,820
---------------------------------------------------------------
  7.88%, 02/01/25                    4,000,000        3,892,800
---------------------------------------------------------------
Countrywide Capital III-Series
  B, Gtd. Bonds, 8.05%, 06/15/27     4,300,000        3,960,171
---------------------------------------------------------------
General Motors Acceptance Corp.,
  Notes, 9.00%, 10/15/02             4,175,000        4,367,509
---------------------------------------------------------------
Household Finance Corp., Notes,
  7.13%, 09/01/05                    4,700,000        4,604,449
---------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
    6.40%, 06/17/08                 10,900,000       10,060,918
---------------------------------------------------------------
MBNA Capital I-Series A, Gtd.
  Bonds, 8.28%, 12/01/26            12,415,000       10,893,418
---------------------------------------------------------------
                                                     43,433,618
---------------------------------------------------------------

ELECTRIC COMPANIES-2.53%

Arizona Public Service Co.,
  Unsec. Notes, 6.25%, 01/15/05      5,000,000        4,717,850
---------------------------------------------------------------
CMS Energy Corp., Sr. Unsec.
  Notes, 8.13%, 05/15/02             4,950,000        4,932,823
---------------------------------------------------------------
Commonwealth Edison Co.-Series
  94, First Mortgage Notes,
  7.50%, 07/01/13                    9,300,000        9,086,100
---------------------------------------------------------------
El Paso Electric Co.-Series E,
  Sec. First Mortgage Bonds,
  9.40%, 05/01/11                    4,000,000        4,237,720
---------------------------------------------------------------
Empire District Electric Co.
  (The), Sr. Notes, 7.70%,
  11/15/04                           8,550,000        8,383,189
---------------------------------------------------------------
Indiana Michigan Power
  Co.-Series F, Sec. Lease
  Obligation Bonds, 9.82%,
  12/07/22                           1,357,218        1,501,735
---------------------------------------------------------------
Niagara Mohawk Power Co.,
  First Mortgage Notes, 6.63%,
    07/01/05                         7,200,000        6,881,184
---------------------------------------------------------------
  Series G, Sr. Unsec. Notes,
    7.75%, 10/01/08                 11,700,000       11,716,497
---------------------------------------------------------------
  Series H, Sr. Unsec. Disc.
    Notes, 8.50%, 07/01/10(c)       12,000,000        8,989,440
---------------------------------------------------------------
Southern Energy, Inc., Sr.
  Notes, 7.90%, 07/15/09
  (Acquired 07/21/99-12/03/99;
  Cost $7,165,447)(a)                7,225,000        6,966,056
---------------------------------------------------------------
Texas-New Mexico Power Co., Sr.
  Sec. Notes, 6.25%, 01/15/09        2,750,000        2,365,302
---------------------------------------------------------------
UtiliCorp United, Inc., Sr.
  Unsec. Putable Notes, 6.70%,
  10/15/06                           3,000,000        2,963,820
---------------------------------------------------------------
Western Resources, Inc., Sr.
  Unsec. Notes,
  6.25%, 08/15/03                    2,425,000        2,292,837
---------------------------------------------------------------
  7.13%, 08/01/09                    6,000,000        5,428,920
---------------------------------------------------------------
                                                     80,463,473
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
ENTERTAINMENT-0.62%

Time Warner Inc., Deb.,
  9.13%, 01/15/13                 $ 10,000,000   $   10,984,700
---------------------------------------------------------------
  9.15%, 02/01/23                    7,850,000        8,764,996
---------------------------------------------------------------
                                                     19,749,696
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.01%

BellSouth Capital Funding,
  Putable Deb., 6.04%, 11/15/26      4,000,000        3,943,240
---------------------------------------------------------------
Chrysler Financial Corp., Deb.,
  8.50%, 02/01/18                      150,000          150,219
---------------------------------------------------------------
Dow Capital B.V. (Netherlands),
  Gtd. Yankee Deb., 9.20%,
  06/01/10                          10,250,000       11,282,175
---------------------------------------------------------------
Heller Financial, Inc., Notes,
  7.38%, 11/01/09 (Acquired
  11/23/99; Cost $9,469,885)(a)      9,500,000        9,265,635
---------------------------------------------------------------
Source One Mortgage Services
  Corp., Deb., 9.00%, 06/01/12       5,700,000        6,208,662
---------------------------------------------------------------
Sun Canada Financial Co., Gtd.
  Sub. Notes, 6.63%, 12/15/07
  (Acquired 10/14/99; Cost
  $1,402,095)(a)                     1,500,000        1,404,550
---------------------------------------------------------------
                                                     32,254,481
---------------------------------------------------------------

FOODS-0.58%

ConAgra, Inc.,
  Sr. Putable Notes, 6.70%,
    08/01/27                         7,500,000        6,981,075
---------------------------------------------------------------
  Sr. Unsec. Putable Notes,
    7.13%, 10/01/26                  7,700,000        7,461,377
---------------------------------------------------------------
Grand Metropolitan Investment
  Corp., Gtd. Bonds, 7.45%,
  04/15/35                           4,000,000        3,967,600
---------------------------------------------------------------
                                                     18,410,052
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.20%

Alpharma, Inc., Conv. Sr. Unsec.
  Sub. Notes, 3.00%, 06/01/06
  (Acquired 05/27/99; Cost
  $6,000,000)(a)                     6,000,000        6,465,000
---------------------------------------------------------------

HOUSEHOLD PRODUCTS
  (NON-DURABLES)-0.19%

Procter & Gamble Co. (The),
  Putable Deb., 8.00%, 09/01/24      5,650,000        5,998,718
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.66%

Conseco, Inc., Unsec. Notes,
  6.80%, 06/15/05                    6,700,000        6,259,207
---------------------------------------------------------------
  9.00%, 10/15/06                    2,560,000        2,634,829
---------------------------------------------------------------
Torchmark Corp., Notes,
  7.38%, 08/01/13                    3,000,000        2,728,560
---------------------------------------------------------------
  7.88%, 05/15/23                   10,500,000        9,385,215
---------------------------------------------------------------
                                                     21,007,811
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.36%

Florida Windstorm, Underwriting
  Association, Sr. Sec. Notes,
  7.13%, 02/25/19 (Acquired
  03/26/99; Cost $2,834,354)(a)      2,850,000        2,625,449
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
INSURANCE (PROPERTY-CASUALTY)-(CONTINUED)

Terra Nova Insurance PLC (United
  Kingdom),
  Sr. Unsec. Gtd. Notes, 7.00%,
    05/15/08                      $  2,350,000   $    2,161,483
---------------------------------------------------------------
  Sr. Unsec. Gtd. Yankee Notes,
    7.20%, 08/15/07                  7,000,000        6,553,330
---------------------------------------------------------------
                                                     11,340,262
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.52%

HSBC America Capital Trust II,
  Gtd. Bonds, 8.38%, 05/15/27
  (Acquired 08/12/99; Cost
  $1,907,256)(a)                     1,990,000        1,842,700
---------------------------------------------------------------
Lehman Brothers Holdings Inc.,
  Notes, 8.50%, 08/01/15             5,350,000        5,481,664
---------------------------------------------------------------
  Sr. Notes, 8.80%, 03/01/15         4,855,000        5,075,903
---------------------------------------------------------------
  Sr. Sub. Notes, 7.38%,
    01/15/07                         4,400,000        4,272,400
---------------------------------------------------------------
                                                     16,672,667
---------------------------------------------------------------

NATURAL GAS-1.38%

CMS Panhandle Holding Co., Sr.
  Notes, 6.13%, 03/15/04             6,600,000        6,250,688
---------------------------------------------------------------
Enron Corp., Sr. Sub. Deb.,
  6.75%, 07/01/05                    4,550,000        4,367,727
---------------------------------------------------------------
  8.25%, 09/15/12                    4,300,000        4,367,768
---------------------------------------------------------------
Ferrellgas Partners L.P.-Series
  B, Sr. Sec. Gtd. Notes, 9.38%,
  06/15/06                           4,950,000        4,875,750
---------------------------------------------------------------
Kinder Morgan, Inc., Unsec.
  Deb., 7.35%, 08/01/26              7,800,000        7,591,116
---------------------------------------------------------------
National Fuel Gas Co.-Series D,
  Medium Term Notes, 6.30%,
  05/27/08                           8,600,000        7,830,386
---------------------------------------------------------------
Nova Gas Transmission Ltd.
  (Canada), Yankee Deb., 8.50%,
  12/15/12                           5,015,000        5,217,054
---------------------------------------------------------------
PanEnergy Corp., Notes, 7.88%,
  08/15/04                           1,500,000        1,505,505
---------------------------------------------------------------
Sonat Inc., Unsec. Notes, 7.63%,
  07/15/11                           2,000,000        1,967,120
---------------------------------------------------------------
                                                     43,973,114
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.15%

NRG Energy, Inc., Sr. Unsec.
  Notes, 7.50%, 06/01/09             5,000,000        4,603,500
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.14%

ONEOK, Inc., Unsec. Notes,
  7.75%, 08/15/06                    3,100,000        3,068,969
---------------------------------------------------------------
Talisman Energy Inc. (Canada),
  Yankee Deb., 7.13%, 06/01/07       1,500,000        1,441,425
---------------------------------------------------------------
                                                      4,510,394
---------------------------------------------------------------

OIL & GAS (REFINING &
  MARKETING)-0.22%

Quaker State Corp., Notes,
  6.63%, 10/15/05                    2,840,000        2,660,938
---------------------------------------------------------------
Tosco Corp., Unsec. Deb., 7.80%,
  01/01/27                           4,450,000        4,194,837
---------------------------------------------------------------
                                                      6,855,775
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

POWER PRODUCERS
  (INDEPENDENT)-0.70%

AES Corp.,
  Sr. Notes, 8.00%, 12/31/08      $  1,000,000   $      917,500
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 8.38%,
    08/15/07                         3,000,000        2,797,500
---------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%,
    07/15/06                         1,800,000        1,836,000
---------------------------------------------------------------
CE Generation LLC, Sr. Sec.
  Notes, 7.42%, 12/15/18
  (Acquired 02/24/99-08/19/99;
  Cost $7,913,190)(a)                7,800,000        7,187,926
---------------------------------------------------------------
Hydro-Quebec,
  Series B (Canada), Gtd. Medium
    Term Notes, 8.62%, 12/15/11      4,750,000        5,127,245
---------------------------------------------------------------
  Series IO (Canada), Gtd.
    Yankee Bond, 8.05%, 07/07/24     1,300,000        1,364,246
---------------------------------------------------------------
Kincaid Generation LLC, Sec.
  Bonds, 7.33%, 06/15/20
  (Acquired 04/30/98; Cost
  $3,508,645)(a)                     3,500,000        3,095,355
---------------------------------------------------------------
                                                     22,325,772
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.62%

News America Holdings, Inc.,
  Putable Notes, 8.45%, 08/01/34     3,125,000        3,173,688
---------------------------------------------------------------
  Sr. Gtd. Deb., 9.25%, 02/01/13    10,150,000       11,062,485
---------------------------------------------------------------
  Sr. Unsec. Gtd. Putable Bonds,
    7.43%, 10/01/26                  5,450,000        5,353,045
---------------------------------------------------------------
                                                     19,589,218
---------------------------------------------------------------

RAILROADS-0.50%

CSX Corp.,
  Deb., 9.00%, 08/15/06              6,750,000        7,146,225
---------------------------------------------------------------
  Sr. Unsec. Putable Deb.,
    6.95%, 05/01/27                  3,530,000        3,507,020
---------------------------------------------------------------
Norfolk Southern Corp., Notes,
  7.05%, 05/01/37                    5,500,000        5,391,265
---------------------------------------------------------------
                                                     16,044,510
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUSTS-0.27%

Health Care REIT, Inc., Sr.
  Unsec. Notes, 7.63%, 03/15/08      1,150,000          952,189
---------------------------------------------------------------
Spieker Properties, Inc., Unsec.
  Deb., 7.35%, 12/01/17              8,800,000        7,767,848
---------------------------------------------------------------
                                                      8,720,037
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.16%

Great Atlantic & Pacific Tea
  Co., Inc. (Canada), Yankee
  Gtd. Notes, 7.78%, 11/01/00(c)     5,000,000        5,048,200
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.25%

AnnTaylor Stores Corp., Conv.
  Unsec. Gtd. Sub. Bonds, 0.55%,
  06/18/19 (Acquired
  11/04/99-11/17/99; Cost
  $9,000,250)(a)                    14,600,000        7,829,250
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.69%

Dime Capital Trust I-Series A,
  Gtd. Bonds, 9.33%, 05/06/27        5,400,000        5,091,768
---------------------------------------------------------------
Sovereign Bancorp, Inc., Medium
  Term Sub. Notes, 8.00%,
  03/15/03                           5,330,000        5,090,203
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

SAVINGS & LOAN COMPANIES-(CONTINUED)

St. Paul Bancorp, Inc., Sr.
  Unsec. Notes, 7.13%, 02/15/04   $  5,500,000   $    5,361,070
---------------------------------------------------------------
Washington Mutual, Inc.,
  Gtd. Bonds, 8.38%, 06/01/27        4,285,000        4,094,403
---------------------------------------------------------------
  Notes, 7.50%, 08/15/06             2,215,000        2,204,523
---------------------------------------------------------------
                                                     21,841,967
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.24%

Lamar Advertising Co., Conv.
  Unsec. Notes, 5.25%, 09/15/06      5,300,000        7,751,250
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.47%

Laidlaw Inc. (Canada),
  Putable Yankee Deb., 6.72%,
    10/01/27                         3,000,000        2,552,100
---------------------------------------------------------------
  Unsec. Yankee Deb., 6.70%,
    05/01/08                         8,100,000        6,894,477
---------------------------------------------------------------
  Unsec. Yankee Notes, 7.65%,
    05/15/06                         5,965,000        5,541,783
---------------------------------------------------------------
                                                     14,988,360
---------------------------------------------------------------

SHIPPING-0.08%

Hutchison Delta Finance
  Ltd.-Series REGS (Cayman
  Islands), Conv. Unsec. Notes,
  7.00%, 11/25/01                    2,250,000        2,610,000
---------------------------------------------------------------

SOVEREIGN DEBT-0.76%

Province of Manitoba (Canada),
  Yankee Unsec. Deb., 5.50%,
    10/01/08                         2,000,000        1,794,160
---------------------------------------------------------------
  Series AZ, Putable Yankee
    Deb., 7.75%, 07/17/16            5,850,000        5,990,108
---------------------------------------------------------------
Province of Newfoundland
  (Canada), Unsec. Yankee Deb.,
  9.00%, 06/01/19                    2,500,000        2,804,975
---------------------------------------------------------------
Province of Quebec-Series A
  (Canada), Medium Term Putable
  Yankee Notes,
  5.74%, 03/02/26                    4,430,000        4,392,877
---------------------------------------------------------------
  6.29%, 03/06/26                    9,300,000        9,144,132
---------------------------------------------------------------
                                                     24,126,252
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.02%

AT&T Corp., Deb., 8.63%,
  12/01/31                          12,700,000       13,017,373
---------------------------------------------------------------
MCI Communications Corp.,
  Sr. Unsec. Notes, 6.50%,
    04/15/10                         7,900,000        7,373,544
---------------------------------------------------------------
  Sr. Unsec. Putable Deb.,
    7.13%, 06/15/27                 10,150,000       10,198,720
---------------------------------------------------------------
Sprint Corp., Putable Deb.,
  9.00%, 10/15/19                    1,800,000        1,994,346
---------------------------------------------------------------
                                                     32,583,983
---------------------------------------------------------------

TELEPHONE-1.17%

AT&T Corp.-Liberty Media Group,
  Bonds, 7.88%, 07/15/09
  (Acquired 06/30/99; Cost
  $2,833,014)(a)                     2,850,000        2,841,778
---------------------------------------------------------------
Cable & Wireless Communications
  PLC (United Kingdom), Yankee
  Notes, 6.75%, 12/01/08             3,400,000        3,349,578
---------------------------------------------------------------
Electric Lightwave, Inc. Notes,
  6.05%, 05/15/04 (Acquired
  04/21/99; Cost $9,792,846)(a)      9,800,000        9,247,378
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE

TELEPHONE-(CONTINUED)

GTE Corp., Unsec. Deb., 6.84%,
  04/15/18                        $  5,500,000   $    5,040,860
---------------------------------------------------------------
NTL Inc., Conv. Sub. Notes,
  5.75%, 12/15/09 (Acquired
  12/17/99; Cost $9,000,000)(a)      9,000,000        9,720,000
---------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.38%, 07/15/43                    7,930,000        7,133,352
---------------------------------------------------------------
                                                     37,332,946
---------------------------------------------------------------

WASTE MANAGEMENT-0.34%

Browning-Ferris Industries,
  Inc., Deb., 7.40%, 09/15/35        4,170,000        3,023,250
---------------------------------------------------------------
Waste Management, Inc.,
  Sr. Unsec. Notes, 7.13%,
    12/15/17                         1,020,000          799,292
---------------------------------------------------------------
  Unsec. Putable Notes, 7.10%,
    08/01/26                         7,500,000        6,955,650
---------------------------------------------------------------
                                                     10,778,192
---------------------------------------------------------------
    Total U.S. Dollar
      Denominated Bonds & Notes
      (Cost $804,332,607)                           803,333,944
---------------------------------------------------------------

                                     SHARES

COMMON STOCKS & OTHER EQUITY
  INTERESTS-45.04%

AUTOMOBILES-0.31%

Ford Motor Co.                         185,000        9,885,937
---------------------------------------------------------------
BANKS (MONEY CENTER)-0.49%
Chase Manhattan Corp. (The)            200,000       15,537,500
---------------------------------------------------------------
BIOTECHNOLOGY-0.66%
Biogen, Inc.(d)                        155,000       13,097,500
---------------------------------------------------------------
Genzyme Corp.(d)                       175,000        7,875,000
---------------------------------------------------------------
                                                     20,972,500
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO
  & CABLE)-2.80%

CBS Corp.(d)                           361,400       23,107,012
---------------------------------------------------------------
Hispanic Broadcasting Corp.(d)         193,000       17,798,219
---------------------------------------------------------------
Infinity Broadcasting
  Corp.-Class A(d)                     474,250       17,161,922
---------------------------------------------------------------
Univision Communications,
  Inc.-Class A(d)                      305,000       31,167,187
---------------------------------------------------------------
                                                     89,234,340
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.36%

ANTEC Corp.(d)                         260,600        9,511,900
---------------------------------------------------------------
JDS Uniphase Corp.(d)                   58,000        9,356,125
---------------------------------------------------------------
Lucent Technologies Inc.               517,000       38,678,062
---------------------------------------------------------------
Motorola, Inc.                         100,000       14,725,000
---------------------------------------------------------------
Sycamore Networks, Inc.(d)              47,000       14,476,000
---------------------------------------------------------------
Tellabs, Inc.(d)                       190,000       12,195,625
---------------------------------------------------------------
Williams Communications Group,
  Inc.(d)                              275,700        7,978,069
---------------------------------------------------------------
                                                    106,920,781
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.64%

Dell Computer Corp.(d)                 135,000        6,885,000
---------------------------------------------------------------
International Business Machines
  Corp.(e)                             133,000       14,364,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

COMPUTERS (HARDWARE)-(CONTINUED)

Sun Microsystems, Inc.(d)              398,000   $   30,820,125
---------------------------------------------------------------
                                                     52,069,125
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.46%

Cisco Systems, Inc.(d)                 340,000       36,422,500
---------------------------------------------------------------
Foundry Networks, Inc.(d)               33,000        9,955,687
---------------------------------------------------------------
                                                     46,378,187
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.16%

EMC Corp.(d)                           309,000       33,758,250
---------------------------------------------------------------
Immersion Corp.(d)                      85,400        3,277,225
---------------------------------------------------------------
                                                     37,035,475
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-5.63%

America Online, Inc.(d)(e)             442,000       33,343,375
---------------------------------------------------------------
Concord Communications, Inc.(d)         81,100        3,598,812
---------------------------------------------------------------
eSPEED, Inc.-Class A(d)                128,700        4,576,894
---------------------------------------------------------------
FreeMarkets, Inc.(d)                    94,700       32,322,293
---------------------------------------------------------------
InfoSpace.com, Inc.(d)                 184,800       39,547,200
---------------------------------------------------------------
ISS Group, Inc.(d)                     220,000       15,647,500
---------------------------------------------------------------
Microsoft Corp.(d)                     200,000       23,350,000
---------------------------------------------------------------
Telemate.Net Software, Inc.(d)         282,700        4,593,875
---------------------------------------------------------------
USWeb Corp.(d)                         500,000       22,218,750
---------------------------------------------------------------
                                                    179,198,699
---------------------------------------------------------------

CONSUMER FINANCE-0.21%

SLM Holding Corp.                      155,000        6,548,750
---------------------------------------------------------------

ELECTRIC COMPANIES-0.09%

Plug Power, Inc.(d)                    100,000        2,825,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.67%

Conexant Systems, Inc.(d)               30,300        2,011,162
---------------------------------------------------------------
General Electric Co.                   125,000       19,343,750
---------------------------------------------------------------
                                                     21,354,912
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.00%

Sensormatic Electronics Corp.
  (Acquired 06/30/98; Cost
  $59,993)(a)                            4,392           76,585
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.29%

General Motors Corp.-Class
  H(d)(e)                               95,000        9,120,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.05%

Analog Devices, Inc.(d)                196,000       18,228,000
---------------------------------------------------------------
Intel Corp.                            233,500       19,219,969
---------------------------------------------------------------
Microchip Technology, Inc.(d)          136,000        9,307,500
---------------------------------------------------------------
SDL, Inc.(d)                            85,200       18,573,600
---------------------------------------------------------------
                                                     65,329,069
---------------------------------------------------------------

ENTERTAINMENT-0.33%

Time Warner Inc.                       144,200       10,445,488
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
EQUIPMENT (SEMICONDUCTOR)-0.50%

Applied Materials, Inc.(d)             125,000   $   15,835,938
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.82%

American Express Co.                    75,000       12,468,750
---------------------------------------------------------------
Citigroup Inc.                         242,998       13,501,576
---------------------------------------------------------------
Fannie Mae                             175,000       10,926,563
---------------------------------------------------------------
Freddie Mac                            238,000       11,200,875
---------------------------------------------------------------
MGIC Investment Corp.                  163,000        9,810,563
---------------------------------------------------------------
                                                     57,908,327
---------------------------------------------------------------

FOODS-0.21%

Keebler Foods Co.(d)                   234,000        6,581,250
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-1.27%

American Home Products Corp.           196,000        7,729,750
---------------------------------------------------------------
Bristol-Myers Squibb Co.               135,000        8,665,313
---------------------------------------------------------------
Johnson & Johnson                      100,000        9,312,500
---------------------------------------------------------------
Warner-Lambert Co.                     178,000       14,584,875
---------------------------------------------------------------
                                                     40,292,438
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-0.30%

Forest Laboratories, Inc.(d)           156,000        9,584,250
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-1.09%

Lilly (Eli) & Co.                      141,000        9,376,500
---------------------------------------------------------------
Merck & Co., Inc.                      122,000        8,181,625
---------------------------------------------------------------
Pfizer Inc.                            331,000       10,736,813
---------------------------------------------------------------
Schering-Plough Corp.                  152,000        6,412,500
---------------------------------------------------------------
                                                     34,707,438
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.76%

Baxter International, Inc.             150,400        9,447,000
---------------------------------------------------------------
Guidant Corp.(d)                       280,000       13,160,000
---------------------------------------------------------------
Medtronic, Inc.                        490,000       17,854,375
---------------------------------------------------------------
VISX, Inc.(d)                          300,000       15,525,000
---------------------------------------------------------------
                                                     55,986,375
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.21%

MAXIMUS, Inc.(d)                       200,000        6,787,500
---------------------------------------------------------------

HOUSEHOLD FURNISHING & APPLIANCES-0.27%

Ethan Allen Interiors, Inc.            270,000        8,656,875
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.38%

Procter & Gamble, Co. (The)            110,000       12,051,875
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.46%

AXA Financial, Inc.                    314,000       10,636,750
---------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                         140,000        3,911,250
---------------------------------------------------------------
                                                     14,548,000
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.87%

American International Group,
  Inc.                                 175,000       18,921,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

INSURANCE (MULTI-LINE)-(CONTINUED)

CIGNA Corp.                            110,000   $    8,861,875
---------------------------------------------------------------
                                                     27,783,750
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.21%

Travelers Property Casualty
  Corp.-Class A                        195,000        6,678,750
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.29%

Goldman Sachs Group, Inc. (The)         52,300        4,926,006
---------------------------------------------------------------
Merrill Lynch & Co., Inc.              176,000       14,696,000
---------------------------------------------------------------
Morgan Stanley Dean Witter & Co.       150,000       21,412,500
---------------------------------------------------------------
                                                     41,034,506
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.13%

Federated Investors, Inc.-Class B      206,400        4,140,900
---------------------------------------------------------------

LODGING-HOTELS-0.76%

Carnival Corp.                         230,000       10,996,875
---------------------------------------------------------------
Royal Caribbean Cruises Ltd.           270,400       13,334,100
---------------------------------------------------------------
                                                     24,330,975
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-0.35%

Tyco International Ltd.                284,000       11,040,500
---------------------------------------------------------------

NATURAL GAS-0.65%

Enron Corp.                            295,000       13,090,625
---------------------------------------------------------------
Williams Companies, Inc. (The)         251,000        7,671,188
---------------------------------------------------------------
                                                     20,761,813
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.23%

Apache Corp.                           200,000        7,387,500
---------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-0.23%

Conoco Inc.-Class B                    300,000        7,462,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.25%

Exxon Mobil Corp.                      100,644        8,108,132
---------------------------------------------------------------

PERSONAL CARE-0.14%

Steiner Leisure Ltd.(d)                275,000        4,589,063
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.50%

AES Corp.(d)                           215,000       16,071,250
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.56%

Home Depot, Inc. (The)                 262,500       17,997,656
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.25%

Safeway Inc.(d)                        228,000        8,108,250
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.50%

Dayton Hudson Corp.                    215,100       15,796,406
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.83%

Amazon.com, Inc.(d)                     95,000        7,231,875
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(d)             290,000       10,077,500
---------------------------------------------------------------
Linens 'n Things, Inc.(d)              305,200        9,041,550
---------------------------------------------------------------
                                                     26,350,925
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SERVICES (ADVERTISING/MARKETING)-0.94%

Omnicom Group, Inc.                    130,000   $   13,000,000
---------------------------------------------------------------
Young & Rubicam Inc.                   241,000       17,050,750
---------------------------------------------------------------
                                                     30,050,750
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.93%

National Information Consortium,
  Inc.(d)                              278,000        8,896,000
---------------------------------------------------------------
Official Payments Corp.(d)             186,300        9,687,600
---------------------------------------------------------------
Quanta Services, Inc.(d)               392,000       11,074,000
---------------------------------------------------------------
                                                     29,657,600
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.25%

DST Systems, Inc.(d)                   106,000        8,089,125
---------------------------------------------------------------

TELECOMMUNICATIONS-0.49%

Broadwing Inc.(d)                      419,520       15,469,800
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-0.72%

Infonet Services Corp.-Class
  B(d)                                 370,000        9,712,500
---------------------------------------------------------------
Western Wireless Corp.-Class
  A(d)                                 196,300       13,103,025
---------------------------------------------------------------
                                                     22,815,525
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.56%

AT&T Corp.                             216,450       10,984,838
---------------------------------------------------------------
Global TeleSystems Group,
  Inc.(d)                              475,450       16,462,456
---------------------------------------------------------------
MCI WorldCom, Inc.(d)                  420,000       22,286,250
---------------------------------------------------------------
                                                     49,733,544
---------------------------------------------------------------

TELEPHONE-2.98%

Bell Atlantic Corp.                    158,000        9,726,875
---------------------------------------------------------------
McLeodUSA, Inc.-Class A(d)             290,000       17,073,750
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(d)                      224,800       18,672,450
---------------------------------------------------------------
Qwest Communications
  International, Inc.(d)               665,000       28,595,000
---------------------------------------------------------------
SBC Communications, Inc.               204,000        9,945,000
---------------------------------------------------------------
Time Warner Telecom, Inc.(d)           218,500       10,911,344
---------------------------------------------------------------
                                                     94,924,419
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $765,923,442)                               1,434,256,253
---------------------------------------------------------------

DOMESTIC PREFERRED STOCKS-2.43%

COMPUTERS (SOFTWARE & SERVICES)-0.45%

PSINet, Inc.-Series C, $3.375
  Conv. Pfd.                           100,000        5,837,500
---------------------------------------------------------------
Verio Inc.-$3.375 Conv. Pfd.
  (Acquired 07/15/99-10/01/99;
  Cost $7,092,498)(a)                  150,000        8,475,000
---------------------------------------------------------------
                                                     14,312,500
---------------------------------------------------------------

ELECTRIC COMPANIES-0.28%

Calpine Capital Trust-$2.875
  Conv. Pfd.                           139,000        8,982,875
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.22%

Kerr-McGee Corp.-5.50% Pfd. DECS       209,800        6,818,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

PERSONAL CARE-0.16%

Estee Lauder Cos. Inc.-$3.805
  Conv. Pfd.                            60,000   $    5,193,750
---------------------------------------------------------------

TELECOMMUNICATIONS-0.13%

Broadwing Inc.-Series B, $3.375
  Conv. Pfd.                            70,000        4,147,500
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.71%

WinStar Communications,
  Inc.-Series F, $72.50 Conv.
  Pfd.                                  16,950       22,585,875
---------------------------------------------------------------

TELEPHONE-0.27%

NEXTLINK Communications,
  Inc.-$3.25 Conv. Pfd.                 24,200        4,643,375
---------------------------------------------------------------
NEXTLINK Communications,
  Inc.-$3.25 Conv. Pfd.
  (Acquired 03/26/98-06/02/98;
  Cost $975,188)(a)                     20,800        3,991,000
---------------------------------------------------------------
                                                      8,634,375
---------------------------------------------------------------

WATER UTILITIES-0.21%

AES Trust III-$3.375 Conv. Pfd.        108,600        6,692,475
---------------------------------------------------------------
    Total Domestic Preferred
      Stocks (Cost $63,730,828)                      77,367,850
---------------------------------------------------------------

                                   PRINCIPAL
                                   AMOUNT(f)
NON-U.S. DOLLAR DENOMINATED
  NON-CONVERTIBLE BONDS &
  NOTES-3.50%

AUSTRALIA-0.22%

New South Wales Treasury
  Corp.-Series 4 (Sovereign
  Debt), Gtd. Notes, 7.00%,
  04/01/04                      AUD    4,300,000      2,838,785
---------------------------------------------------------------
State Bank New South
  Wales-Series E (Banks-Major
  Regional), Sr. Unsec. Gtd.
  Medium Term Notes, 8.63%,
  08/20/01                      AUD    6,125,000      4,155,283
---------------------------------------------------------------
                                                      6,994,068
---------------------------------------------------------------

CANADA-0.71%

AT&T Canada Inc. (Telephone),
  Sr. Unsec. Notes, 7.15%,
  09/23/04          CAD              1,700,000        1,163,734
---------------------------------------------------------------
Bell Mobility Cellular, Inc.
  (Telecommunications-Cellular/Wireless),
  Deb., 6.55%, 06/02/08      CAD     2,500,000        1,659,721
---------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas- Exploration &
  Production), Deb., 11.00%,
  10/31/00               CAD         2,500,000        1,790,601
---------------------------------------------------------------
Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes,
  10.75%, 02/15/09(c)        CAD     5,000,000        2,026,606
---------------------------------------------------------------
Export Development Corp.
  (Sovereign Debt), Sr. Unsub.
  Notes, 6.50%, 12/21/04     NZD     6,000,000        2,970,914
---------------------------------------------------------------
Poco Petroleums Ltd. (Oil & Gas-
  Exploration & Production),
  Unsec. Deb., 6.60%,
  09/11/07                CAD        5,400,000        3,540,923
---------------------------------------------------------------
Province of British Columbia
  (Sovereign Debt), Notes,
  7.50%, 12/31/03     GBP              950,000        1,553,548
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                   AMOUNT(f)         VALUE

CANADA-(CONTINUED)

Province of Ontario (Sovereign
  Debt),
  Notes, 6.38%, 06/10/04     GBP       950,000   $    1,498,329
---------------------------------------------------------------
  Unsec. Unsub. Notes, 6.25%,
 12/03/08                    NZD     3,750,000        1,711,057
---------------------------------------------------------------
Province of Quebec (Sovereign
  Debt), Unsec. Notes, 5.13%,
  01/04/09    DEM                    1,600,000          770,578
---------------------------------------------------------------
Teleglobe Canada Inc.
  (Telephone), Unsec. Deb.,
  8.35%, 06/20/03           CAD      1,000,000          709,423
---------------------------------------------------------------
TransCanada Pipelines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09     CAD                   1,500,000        1,282,478
---------------------------------------------------------------
Westcoast Energy Inc.-Series V
  (Natural Gas), Unsec. Deb.,
  6.45%, 12/18/06 CAD                3,000,000        2,037,497
---------------------------------------------------------------
                                                     22,715,409
---------------------------------------------------------------

DENMARK-0.21%

Kingdom of Denmark (Sovereign
  Debt), Bonds, 5.00%,
  08/15/05          DKK             51,000,000        6,806,533
---------------------------------------------------------------

GERMANY-0.25%

Bundesrepublik Deutschland
  (Sovereign Debt), Series 92
  Bonds, 7.25%, 10/21/02     EUR     2,790,000        3,004,448
---------------------------------------------------------------
Landesbank Baden-Wuerttemberg
  (Banks- Major Regional), Sr.
  Unsec. Unsub. Medium Term
  Notes, 6.25%, 12/15/04     AUD     5,700,000        3,572,998
---------------------------------------------------------------
Treuhandanstalt (Sovereign
  Debt), Gtd. Notes, 6.00%,
  11/12/03          EUR              1,140,000        1,195,434
---------------------------------------------------------------
                                                      7,772,880
---------------------------------------------------------------

GREECE-0.24%

Hellenic Republic (Sovereign
  Debt), Bonds, 6.60%,
  01/15/04                GRD     2,500,000,000       7,669,388
---------------------------------------------------------------

NETHERLANDS-0.48%

Dresdner Finance B.V.-Series 11
  (Banks- Major Regional),
  Floating Rate Gtd. Notes,
  3.53%, 07/30/03          EUR       7,250,000        7,281,476
---------------------------------------------------------------
Hypovereins Finance N.V.-Series
  E (Banks- Major Regional),
  Gtd. Medium Term Notes, 6.00%,
  03/12/07          DEM              2,900,000        1,496,248
---------------------------------------------------------------
Mannesmann Finance B.V.
  (Machinery- Diversified), Gtd.
  Unsec. Unsub. Notes, 4.75%,
  05/27/09                EUR        1,300,000        1,153,665
---------------------------------------------------------------
SPT Telecom A.S.
  (Telecommunications- Long
  Distance), Gtd. Unsec. Unsub.
  Notes, 5.13%, 05/07/03     DEM     4,600,000        2,346,111
---------------------------------------------------------------
Tecnost International Finance
  N.V.-Series E (Telephone),
  Medium Term Gtd. Notes, 6.13%,
  07/30/09                EUR        3,210,000        3,111,084
---------------------------------------------------------------
                                                     15,388,584
---------------------------------------------------------------

NEW ZEALAND-0.22%

International Bank for
  Reconstruction & Development
  (Banks-Money Center), Unsec.
  Notes, 5.50%, 04/15/04    NZD      8,500,000        4,113,246
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                   AMOUNT(f)         VALUE
NEW ZEALAND-(CONTINUED)

New Zealand Government
  (Sovereign Debt)
  Series 302 Bonds, 10.00%,
 03/15/02                    NZD     2,650,000   $    1,478,054
---------------------------------------------------------------
  Series 404 Bonds, 8.00%,
    04/15/04 NZD                     2,650,000        1,430,651
---------------------------------------------------------------
                                                      7,021,951
---------------------------------------------------------------

SWEDEN-0.26%

Stadshypotek A.B.-Series 1562
  (Banks- Regional), Bonds,
  3.50%, 09/15/04 SEK               43,000,000        4,544,805
---------------------------------------------------------------
Swedish Government-Series 1035
  (Sovereign Debt), Bonds,
  6.00%, 02/09/05            SEK    30,000,000        3,609,571
---------------------------------------------------------------
                                                      8,154,376
---------------------------------------------------------------

UNITED KINGDOM-0.79%

Lloyds Bank PLC-Series E
  (Banks-Major Regional), Medium
  Term Sub. Notes, 5.25%,
  07/14/08               DEM         6,800,000        3,325,110
---------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series
  E (Investment
  Banking/Brokerage), Sr. Unsec.
  Unsub. Medium Term Notes,
  7.38%, 12/17/07            GBP     6,650,000       10,887,514
---------------------------------------------------------------
National Power PLC (Electric
  Companies), Sr. Unsec. Unsub.
  Bonds, 8.00%, 02/21/07     AUD     3,100,000        2,012,382
---------------------------------------------------------------
National Westminster Bank
  PLC-Series E (Banks-Money
  Center), Unsec. Unsub. Medium
  Term Bonds, 5.13%, 06/30/11EUR     2,500,000        2,255,470
---------------------------------------------------------------
Sutton Bridge Financial
  Ltd.-Series REGS (Power
  Producers-Independent), Gtd.
  Eurobonds, 8.63%, 06/30/22
  (Acquired 05/29/97; Cost
  $4,890,565)(a)     GBP             3,000,000        5,090,868
---------------------------------------------------------------
Union Bank Switzerland London,
  (Banks- Major Regional),
  Unsec. Sub. Notes, 7.38%,
  11/26/04                GBP        1,000,000        1,637,219
---------------------------------------------------------------
                                                     25,208,563
---------------------------------------------------------------

UNITED STATES OF AMERICA-0.12%

General Electric Capital
  Corp.-Series E
  (Financial-Diversified), Sr.
  Unsec. Unsub. Medium Term
  Notes, 6.00%, 07/27/01     GBP     2,400,000        3,814,070
---------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated
      Non-Convertible Bonds &
      Notes (Cost $117,303,454)                     111,545,822
---------------------------------------------------------------

                                     SHARES

FOREIGN STOCKS-5.46%

BERMUDA-0.88%

Global Crossing Ltd.
  (Telecommunications- Long
  Distance)(d)                         559,252       27,962,600
---------------------------------------------------------------

CANADA-0.37%

AT&T Canada, Inc. (Telephone)(d)       291,000       11,712,750
---------------------------------------------------------------

FINLAND-2.03%

Nokia Oyj-ADR (Communications
  Equipment)                           220,000       41,800,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

FINLAND-(CONTINUED)

Sonera Oyj
  (Telecommunications-Cellular/
  Wireless)                            333,900   $   22,868,451
---------------------------------------------------------------
                                                     64,668,451
---------------------------------------------------------------

FRANCE-0.41%

AXA (Insurance-Multi-Line)              36,800        5,125,971
---------------------------------------------------------------
AXA-ADR (Insurance-Multi-Line)         110,000        7,810,000
---------------------------------------------------------------
                                                     12,935,971
---------------------------------------------------------------

GERMANY-0.36%

Mannesmann A.G.
  (Machinery-Diversified)               47,823       11,527,482
---------------------------------------------------------------

ISRAEL-0.19%

Partner Communications Co.
  Ltd.-ADR
  (Telecommunications-Cellular/
  Wireless)(d)                         228,300        5,907,263
---------------------------------------------------------------

NETHERLANDS-0.38%

Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(d)                         467,200       12,225,549
---------------------------------------------------------------

SOUTH KOREA-0.34%

Korea Telecom Corp.-ADR
  (Telephone)                          143,596       10,733,801
---------------------------------------------------------------

SPAIN-0.50%

Telefonica S.A. (Telephone)(d)         495,000       12,355,180
---------------------------------------------------------------
Terra Networks, S.A.
  (Computers-Software &
  Services)(d)                          68,100        3,718,254
---------------------------------------------------------------
                                                     16,073,434
---------------------------------------------------------------
    Total Foreign Stocks (Cost
      $72,168,443)                                  173,747,301
---------------------------------------------------------------

                                   PRINCIPAL
                                     AMOUNT

U.S. TREASURY SECURITIES-7.14%

U.S. TREASURY BONDS-0.71%

  9.375%, 02/15/06                $ 20,000,000       22,820,200
---------------------------------------------------------------

U.S. TREASURY NOTES-6.43%

  7.25%, 08/15/04                   35,000,000       36,099,000
---------------------------------------------------------------
  5.875%, 11/15/04                   2,000,000        1,960,620
---------------------------------------------------------------
  6.50%, 08/15/05 to 10/15/06      121,000,000(g)    120,776,810
---------------------------------------------------------------
  6.875%, 05/15/06                  34,500,000(g)     35,088,225
---------------------------------------------------------------
  6.625%, 05/15/07                   7,000,000(g)      7,027,230
---------------------------------------------------------------
  5.63%, 05/15/08                    4,000,000        3,763,160
---------------------------------------------------------------
                                                    204,715,045
---------------------------------------------------------------
    Total U.S. Treasury
      Securities (Cost
      $231,414,173)                                 227,535,245
---------------------------------------------------------------

U.S. GOVERNMENT AGENCY
  SECURITIES-2.14%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-0.42%

Pass through ctfs.
  6.50%, 12/01/28                   13,995,426       13,199,366
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")-1.16%

Pass through ctfs.
  7.00%, 05/01/28                 $ 20,690,733   $   19,998,836
---------------------------------------------------------------
  6.50%, 11/01/28 to 12/01/28       18,009,410       16,968,105
---------------------------------------------------------------
                                                     36,966,941
---------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION ("GNMA")-0.56%

Pass through ctfs.
  6.50%, 09/15/28 to 03/15/29       19,065,864       17,898,080
---------------------------------------------------------------
    Total U.S. Government Agency
      Securities (Cost
      $72,041,945)                                   68,064,387
---------------------------------------------------------------

                         NUMBER
                           OF       EXERCISE   EXPIRATION
                        CONTRACTS    PRICE        DATE

OPTIONS
  PURCHASED-0.01%

ELECTRONICS
  (DEFENSE)-0.01%

General Motors
  Corp.-Class H (Cost
  $465,975)              95,000       $ 90       Jan-00            195,938
--------------------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MONEY MARKET FUNDS-7.50%

STIC Liquid Assets Portfolio(h)   $119,363,406   $  119,363,406
---------------------------------------------------------------
STIC Prime Portfolio(h)            119,363,406      119,363,406
---------------------------------------------------------------
    Total Money Market Funds
      (Cost $238,726,812)                           238,726,812
---------------------------------------------------------------
TOTAL INVESTMENTS-98.45% (Cost
  $2,366,107,679)                                 3,134,773,552
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.55%                                  49,376,620
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,184,150,172
===============================================================

Investment Abbreviations:

ADR     -  American Depositary Receipt
AUD     -  Australian Dollar
CAD     -  Canadian Dollars
Conv.   -  Convertible
Ctfs.   -  Certificates
Deb.    -  Debentures
DECS    -  Dividend Enhanced Convertible Stock
DEM     -  German Deutsche Mark
DKK     -  Danish Krone
Disc.   -  Discounted
EUR     -  Euro
GBP     -  British Pound Sterling
GRD     -  Greek Drachma
Gtd.    -  Guaranteed
NZD     -  New Zealand Dollar
Pfd.    -  Preferred
REIT    -  Real Estate Investment Trust
Sec.    -  Secured
SEK     -  Swedish Krona
Sr.     -  Senior
Sub.    -  Subordinated
Unsec.  -  Unsecured
Unsub.  -  Unsubordinated

Notes to Schedule of Investments:

(a) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value at 12/31/99 represented 3.20% of the Fund's net assets.
(b) Discounted bond at purchase. Interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(c) Represents a security sold under Rule 144A, which is exempt from registration and may be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended.
(d) Non-income producing security.
(e) A portion of this security is subject to call options written. See Note 7.
(f) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(g) A portion of this principal was pledged as collateral to cover margin requirements for open future contracts. See Note 8.
(h) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:

Investments, at market value (cost
  $2,366,107,679)                          $3,134,773,552
---------------------------------------------------------
Receivables for:
  Investments sold                             18,914,453
---------------------------------------------------------
  Foreign currency contracts closed                24,825
---------------------------------------------------------
  Fund shares sold                             25,083,485
---------------------------------------------------------
  Interest and dividends                       22,904,366
---------------------------------------------------------
  Variation margin                                276,250
---------------------------------------------------------
Foreign currency contracts                        655,642
---------------------------------------------------------
Investment for deferred compensation plan          42,523
---------------------------------------------------------
Other assets                                       40,344
---------------------------------------------------------
    Total assets                            3,202,715,440
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                         4,357,824
---------------------------------------------------------
  Fund shares reacquired                        8,656,785
---------------------------------------------------------
  Options written (premiums $1,494,360)         1,167,812
---------------------------------------------------------
  Deferred compensation plan                       42,523
---------------------------------------------------------
Accrued advisory fees                           1,343,610
---------------------------------------------------------
Accrued distribution fees                       2,543,619
---------------------------------------------------------
Accrued transfer agent fees                       249,013
---------------------------------------------------------
Accrued operating expenses                        204,082
---------------------------------------------------------
    Total liabilities                          18,565,268
---------------------------------------------------------
Net assets applicable to shares
  outstanding                              $3,184,150,172
=========================================================

NET ASSETS:

Class A                                    $1,800,349,970
=========================================================
Class B                                    $1,183,215,180
=========================================================
Class C                                    $  200,585,022
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                        55,074,835
=========================================================
Class B                                        36,282,468
=========================================================
Class C                                         6,144,390
=========================================================
Class A:
  Net asset value and redemption price
    per share                              $        32.69
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $32.69 / 95.25%)   $        34.32
=========================================================
Class B:
  Net asset value and offering price per
    share                                  $        32.61
=========================================================
Class C:
  Net asset value and offering price per
    share                                  $        32.65
=========================================================

See Notes to Financial Statements.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999


INVESTMENT INCOME:

Interest                                     $ 85,768,860
---------------------------------------------------------
Dividends (net of $91,426 foreign
  withholding tax)                             13,436,438
---------------------------------------------------------
    Total investment income                    99,205,298
---------------------------------------------------------

EXPENSES:

Advisory fees                                  13,624,208
---------------------------------------------------------
Administrative services fees                      158,046
---------------------------------------------------------
Custodian fees                                    240,252
---------------------------------------------------------
Distribution fees-Class A                       3,755,133
---------------------------------------------------------
Distribution fees-Class B                      10,013,693
---------------------------------------------------------
Distribution fees-Class C                       1,464,190
---------------------------------------------------------
Trustees' fees                                     22,015
---------------------------------------------------------
Transfer agent fees-Class A                     2,032,670
---------------------------------------------------------
Transfer agent fees-Class B                     2,032,007
---------------------------------------------------------
Transfer agent fees-Class C                       297,956
---------------------------------------------------------
Other                                             550,475
---------------------------------------------------------
    Total expenses                             34,190,645
---------------------------------------------------------
Less: Expenses paid indirectly                    (75,967)
---------------------------------------------------------
    Net expenses                               34,114,678
---------------------------------------------------------
Net investment income                          65,090,620
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FOREIGN CURRENCY CONTRACTS,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           436,666
---------------------------------------------------------
  Foreign currencies                             (154,053)
---------------------------------------------------------
  Foreign currency contracts                      534,910
---------------------------------------------------------
  Futures contracts                            45,119,738
---------------------------------------------------------
  Option contracts written                        908,045
---------------------------------------------------------
                                               46,845,306
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                       384,287,115
---------------------------------------------------------
  Foreign currencies                                5,416
---------------------------------------------------------
  Foreign currency contracts                      396,014
---------------------------------------------------------
  Futures contracts                           (10,141,023)
---------------------------------------------------------
  Option contracts written                        391,074
---------------------------------------------------------
                                              374,938,596
---------------------------------------------------------
Net gain from investment securities,
  foreign currencies, foreign currency
  contracts, futures and option contracts     421,783,902
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $486,874,522
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                   1999             1998
                                                              --------------   --------------
OPERATIONS:

  Net investment income                                       $   65,090,620   $   42,651,746
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, foreign currency contracts, futures
    and option contracts                                          46,845,306      (34,961,701)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts, futures and option contracts                      374,938,596      202,514,022
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         486,874,522      210,204,067
---------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                        (42,749,278)     (25,009,619)
---------------------------------------------------------------------------------------------
  Class B                                                        (20,909,084)     (12,164,517)
---------------------------------------------------------------------------------------------
  Class C                                                         (3,188,689)      (1,261,081)
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --       (2,990,460)
---------------------------------------------------------------------------------------------
  Class B                                                                 --       (2,026,544)
---------------------------------------------------------------------------------------------
  Class C                                                                 --         (260,076)
---------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        243,729,476      537,064,636
---------------------------------------------------------------------------------------------
  Class B                                                        132,034,584      344,386,485
---------------------------------------------------------------------------------------------
  Class C                                                         61,800,642       99,082,872
---------------------------------------------------------------------------------------------
    Net increase in net assets                                   857,592,173    1,147,025,763
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,326,557,999    1,179,532,236
---------------------------------------------------------------------------------------------
  End of period                                               $3,184,150,172   $2,326,557,999
=============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $2,395,161,389   $1,957,596,687
---------------------------------------------------------------------------------------------
  Undistributed net investment income                                404,927        5,095,292
---------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, foreign currency
    contracts, futures and option contracts                       14,952,655      (34,826,585)
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, foreign currency contracts, futures and
    option contracts                                             773,631,201      398,692,605
---------------------------------------------------------------------------------------------
                                                              $3,184,150,172   $2,326,557,999
=============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $2,933,934 and undistributed net realized gains increased by $2,933,934 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

    Outstanding foreign currency contracts at December 31, 1999 were as follows:

                                    CONTRACT TO
                             -------------------------                  UNREALIZED
         SETTLEMENT DATE       DELIVER       RECEIVE        VALUE      APPRECIATION
      ---------------------  -----------   -----------   -----------   ------------
      01/24/00       SEK      68,000,000   $ 8,381,403   $ 8,004,163     $377,240
      -----------------------------------------------------------------------------
      02/28/00       EUR      10,000,000    10,385,000    10,110,458      274,542
      -----------------------------------------------------------------------------
      02/28/00       GBP         500,000       811,250       807,390        3,860
      -----------------------------------------------------------------------------
                              78,500,000   $19,577,653   $18,922,011     $655,642
      =============================================================================

G. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

I. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

J. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.

K. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $150 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $158,046 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $1,916,453 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $3,755,133, $10,013,693 and $1,464,190, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $823,856 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $150,341 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $7,985 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $29,183 and $46,784, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $75,967 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $2,017,133,351 and $1,619,226,894, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                      $826,568,954
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (58,369,796)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $768,199,158
=========================================================
Cost of investments for tax purposes is
  $2,366,574,394.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended December 31, 1999 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------   ----------
Beginning of year                                                  500    $  797,973
------------------------------------------------------------------------------------
Written                                                          6,745     4,420,253
------------------------------------------------------------------------------------
Closed                                                          (3,755)   (3,723,866)
------------------------------------------------------------------------------------
End of year                                                      3,490    $1,494,360
====================================================================================

Open call option contracts written at December 31, 1999 were as follows:

                                                                                                                     UNREALIZED
                                                        CONTRACT   STRIKE    NUMBER OF    PREMIUMS      MARKET      APPRECIATION
                        ISSUE                            MONTH      PRICE    CONTRACTS    RECEIVED      VALUE      (DEPRECIATION)
------------------------------------------------------  --------   -------   ---------   ----------   ----------   --------------
America Online Inc.                                      Jan-00     $ 88       2,210     $  851,927   $  414,374     $ 437,553
---------------------------------------------------------------------------------------------------------------------------------
General Motors Corp. - Class H                           Jan-00      100         950        412,761      279,063       133,698
---------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                    Jan-00       95         330        229,672      474,375      (244,703)
---------------------------------------------------------------------------------------------------------------------------------
                                                                               3,490     $1,494,360   $1,167,812     $ 326,548
=================================================================================================================================

NOTE 8-FUTURES CONTRACTS

On December 31, 1999, $7,619,000 principal amount of U.S. Treasury obligations was pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                         VALUE OF
                                                               NO. OF       MONTH/     OPEN FUTURES    UNREALIZED
                          CONTRACT                            CONTRACTS   COMMITMENT    CONTRACTS     APPRECIATION
------------------------------------------------------------  ---------   ----------   ------------   ------------
S&P 500 Index                                                    325      Mar-00/Buy   $120,591,250    $3,977,452
------------------------------------------------------------------------------------------------------------------

NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                         1999                          1998
                                                              ---------------------------   ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              -----------   -------------   -----------   -------------
Sold:
  Class A                                                      24,207,279   $ 705,353,097    29,663,763   $ 789,886,049
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       9,923,280     287,877,047    15,995,669     427,423,474
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       3,295,250      96,614,771     4,375,455     117,461,185
-----------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       1,334,538      39,562,999       872,547      23,134,563
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         652,505      19,306,388       492,389      13,073,889
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                          92,159       2,744,998        54,578       1,446,813
-----------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (17,165,067)   (501,186,620)  (10,355,432)   (275,955,976)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,020,681)   (175,148,851)   (3,657,104)    (96,110,878)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,289,864)    (37,559,127)     (747,879)    (19,825,126)
-----------------------------------------------------------------------------------------------------------------------
                                                               15,029,399   $ 437,564,702    36,693,986   $ 980,533,993
=======================================================================================================================

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999, and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                               1999(a)       1998(a)       1997       1996      1995
                                                              ----------    ----------   --------   --------   -------
Net asset value, beginning of period                          $    28.23    $    25.78   $  21.84   $  19.22   $ 14.62
------------------------------------------------------------  ----------    ----------   --------   --------   -------
Income from investment operations:
 Net investment income                                              0.82          0.71       0.60       0.66      0.49
------------------------------------------------------------  ----------    ----------   --------   --------   -------
 Net gains on securities (both realized and unrealized)             4.46          2.45       4.66       2.99      4.57
------------------------------------------------------------  ----------    ----------   --------   --------   -------
   Total from investment operations                                 5.28          3.16       5.26       3.65      5.06
------------------------------------------------------------  ----------    ----------   --------   --------   -------
Less distributions:
 Dividends from net investment income                              (0.82)        (0.65)     (0.55)     (0.55)    (0.46)
------------------------------------------------------------  ----------    ----------   --------   --------   -------
 Distributions from net realized gains                                --         (0.06)     (0.77)     (0.48)       --
------------------------------------------------------------  ----------    ----------   --------   --------   -------
   Total distributions                                             (0.82)        (0.71)     (1.32)     (1.03)    (0.46)
------------------------------------------------------------  ----------    ----------   --------   --------   -------
Net asset value, end of period                                $    32.69    $    28.23   $  25.78   $  21.84   $ 19.22
============================================================  ==========    ==========   ========   ========   =======
Total return(b)                                                    19.04%        12.46%     24.41%     19.25%    34.97%
============================================================  ==========    ==========   ========   ========   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,800,350    $1,318,230   $683,633   $334,189   $92,241
============================================================  ==========    ==========   ========   ========   =======
Ratio of expenses to average net assets                             0.94%(c)       0.95%     0.98%      1.15%     1.43%(d)
============================================================  ==========    ==========   ========   ========   =======
Ratio of net investment income to average net assets                2.81%(c)       2.81%     2.48%      2.97%     2.81%(e)
============================================================  ==========    ==========   ========   ========   =======
Portfolio turnover rate                                               65%           43%        66%        72%       77%
============================================================  ==========    ==========   ========   ========   =======

(a)  Calculated using average shares outstanding.
(b)  Does not deduct sales charges.
(c)  Ratios are based on average net assets of $1,502,053,346.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.46% for 1995.
(e) After fee waivers and/or expense reimbursements. The ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 2.78% for 1995.

                                                                 CLASS B                                      CLASS C
                                          ------------------------------------------------------   ------------------------------
                                           1999(a)      1998(a)      1997       1996      1995     1999(a)     1998(a)     1997
                                          ----------    --------   --------   --------   -------   --------    --------   -------
Net asset value, beginning of period      $    28.18    $  25.75   $  21.83   $  19.22   $ 14.62   $  28.21    $  25.76   $ 25.55
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
Income from investment operations:
 Net investment income                          0.58        0.42       0.38       0.48      0.31       0.58        0.42      0.16
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
 Net gains on securities (both realized
   and unrealized)                              4.45        2.51       4.68       2.99      4.61       4.46        2.53      1.01
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
     Total from investment operations           5.03        2.93       5.06       3.47      4.92       5.04        2.95      1.17
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
Less distributions:
 Dividends from net investment income          (0.60)      (0.44)     (0.37)     (0.38)    (0.32)     (0.60)      (0.44)    (0.19)
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
 Distributions from net realized gains            --       (0.06)     (0.77)     (0.48)       --         --       (0.06)    (0.77)
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
     Total distributions                       (0.60)      (0.50)     (1.14)     (0.86)    (0.32)     (0.60)      (0.50)    (0.96)
----------------------------------------  ----------    --------   --------   --------   -------   --------    --------   -------
Net asset value, end of period            $    32.61    $  28.18   $  25.75   $  21.83   $ 19.22   $  32.65    $  28.21   $ 25.76
========================================  ==========    ========   ========   ========   =======   ========    ========   =======
Total return(b)                                18.08%      11.53%     23.42%     18.28%    33.93%     18.09%      11.60%     4.67%
========================================  ==========    ========   ========   ========   =======   ========    ========   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $1,183,215    $894,165   $486,506   $237,082   $72,634   $200,585    $114,163   $ 9,394
========================================  ==========    ========   ========   ========   =======   ========    ========   =======
Ratio of expenses to average net assets         1.75%(c)     1.76%     1.79%      1.97%     2.21%(d)   1.75%(c)    1.73%    1.78%(f)
========================================  ==========    ========   ========   ========   =======   ========    ========   =======
Ratio of net investment income to
 average net assets                             2.00%(c)     2.00%     1.67%      2.15%     2.03%(e)   2.00%(c)    2.03%    1.68%(f)
========================================  ==========    ========   ========   ========   =======   ========    ========   =======
Portfolio turnover rate                           65%         43%        66%        72%       77%        65%         43%       66%
========================================  ==========    ========   ========   ========   =======   ========    ========   =======

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $1,001,369,340 and $146,419,005 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. The ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.23% for 1995.
(e) After fee waivers and/or expense reimbursements. The ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 2.01% for 1995.
(f)  Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Balanced Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Balanced Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Balanced Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                                  OFFICERS                                  OFFICE OF THE FUND
Charles T. Bauer                                   Charles T. Bauer                          11 Greenway Plaza
Chairman                                           Chairman                                  Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                   Robert H. Graham
Bruce L. Crockett                                  President                                 INVESTMENT ADVISOR
Director
ACE Limited;                                       Carol F. Relihan                          A I M Advisors, Inc.
Formerly Director, President, and                  Senior Vice President and Secretary       11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                                 Gary T. Crum                              Houston, TX 77046
                                                   Senior Vice President
Owen Daly II                                                                                 TRANSFER AGENT
Director                                           Dana R. Sutton
Cortland Trust Inc.                                Vice President and Treasurer              A I M Fund Services, Inc.
                                                                                             P.O. Box 4739
Edward K. Dunn Jr.                                 Robert G. Alley                           Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;               Vice President
Formerly Vice Chairman, President                                                            CUSTODIAN
and Chief Operating Officer,                       Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and           Vice President                            State Street Bank and Trust Company
President, Mercantile Bankshares                                                             225 Franklin Street
                                                   Melville B. Cox                           Boston, MA 02110
Jack Fields                                        Vice President
Chief Executive Officer                                                                      COUNSEL TO THE FUND
Texana Global, Inc.;                               Karen Dunn Kelley
Formerly Member                                    Vice President                            Ballard Spahr
of the U.S. House of Representatives                                                         Andrews & Ingersoll, LLP
                                                   Edgar M. Larsen                           1735 Market Street
Carl Frischling                                    Vice President                            Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP              Mary J. Benson                            COUNSEL TO THE TRUSTEES
                                                   Assistant Vice President and
Robert H. Graham                                   Assistant Treasurer                       Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer                                                        919 Third Avenue
A I M Management Group Inc.                        Sheri Morris                              New York, NY 10022
                                                   Assistant Vice President and
Prema Mathai-Davis                                 Assistant Treasurer                       DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A      .
                                                   Renee A. Friedli                          A I M Distributors, Inc.
Lewis F. Pennock                                   Assistant Secretary                       11 Greenway Plaza
Attorney                                                                                     Suite 100
                                                   P. Michelle Grace                         Houston, TX 77046
Louis S. Sklar                                     Assistant Secretary
Executive Vice President                                                                     AUDITORS
Hines Interests                                    Nancy L. Martin
Limited Partnership                                Assistant Secretary                       KPMG LLP
                                                                                             700 Louisiana
                                                   Ofelia M. Mayo                            Houston, TX 77002
                                                   Assistant Secretary

                                                   Lisa A. Moss
                                                   Assistant Secretary

                                                   Kathleen J. Pflueger
                                                   Assistant Secretary

                                                   Samuel D. Sirko
                                                   Assistant Secretary

                                                   Stephen I. Winer
                                                   Assistant Secretary

(UNAUDITED)

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Balanced Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.82, $0.598, and $0.598 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts 17.57% is eligible for the dividends received deduction for corporations.

REQUIRED STATE INCOME TAX INFORMATION

Of the total ordinary dividends paid, 20.12% was derived from U.S. Treasury obligations.

                       AIM FUNDS(SM) MAKES INVESTING EASY


                      ------------------------------------
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                               AIM Investor Line,

                                 800-246-5463,

                            provides current account

                           information and the price,

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                                on all AIM funds

                                24 hours a day.
                      ------------------------------------


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o   www.aimfunds.com. Our award-winning Web site provides account information,
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
THE AIM FAMILY OF FUNDS -- REGISTERED TRADEMARK --

GROWTH FUNDS                              MONEY MARKET FUNDS                                 A I M Management Group Inc. has
AIM Aggressive Growth Fund                AIM Money Market Fund                              provided leadership in the mutual
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund                           fund industry since 1976 and managed
AIM Capital Development Fund                                                                 approximately $160 billion in assets
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS                         for more than 6.6 million
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund               shareholders, including individual
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                              investors, corporate clients and
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund                        financial institutions, as of
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)                        December 31, 1999.
AIM Mid Cap Opportunities Fund            AIM European Development Fund                          The AIM Family of Funds --
AIM Select Growth Fund                    AIM International Equity Fund                      Registered Trademark -- is
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                              distributed nationwide, and AIM
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund                     today is the eighth-largest mutual
AIM Value Fund                            AIM New Pacific Growth Fund                        fund complex in the United States in
AIM Weingarten Fund                                                                          assets under management, according
                                          GLOBAL GROWTH FUNDS                                to Strategic Insight, an independent
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund                  mutual fund monitor.
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]

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A I M Distributors, Inc.                                                BAL-AR-1